UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21288

ADVISORY HEDGED OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

50210 Ameriprise Financial Center, Minneapolis, MN	55474
(Address of principal executive offices)	(Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-671-3935

Date of fiscal year end: March 31

Date of reporting period: April 1, 2005 through September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ADVISORY HEDGED OPPORTUNITY FUND

FINANCIAL STATEMENTS

WITH REPORT OF INDEPENDENT AUDITORS

PERIOD FROM APRIL 1, 2005 TO SEPTEMBER 30, 2005

ADVISORY HEDGED OPPORTUNITY FUND

November 2005

Dear Investor,

Enclosed please find the September 30, 2005 semi-annual financial statements for the Advisory Hedged Opportunity Fund. On August 24, 2005 the Board of Trustees determined that it was advisable and in the best interests of the Fund and Shareholders to liquidate and dissolve the Fund and adopted a plan of liquidation for the Fund.

The full amount of your investment as of September 30, 2005, along with a dividend, was returned to your brokerage account on October 31.

I am proud that the Advisory Hedged Opportunity Fund delivered solid performance and strong financial results.

Our team is pleased that the Advisory Hedged Opportunity Fund delivered attractive risk-adjusted returns and superior service to our investors.

If you have any questions or require additional copies of the enclosed semi-annual report, please contact your Financial Advisor or call (800) 390-1560.

Sincerely,

James H. Field

Advisory Hedged Opportunity Fund

ADVISORY HEDGED OPPORTUNITY FUND

FINANCIAL STATEMENTS

SIX MONTHS ENDED SEPTEMBER 30, 2005

ADVISORY HEDGED OPPORTUNITY FUND

SIX MONTHS ENDED SEPTEMBER 30, 2005

KPMG LLP

4200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Advisory Hedged Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advisory Hedged Opportunity Fund as of September 30, 2005, the related statement of operations for the period from April 1, 2005 through September 30, 2005, and the related statements of changes in net assets, cash flows, and the financial highlights for the period from April 1, 2005 through September 30, 2005 and for the year ended March 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the period from October 1, 2003 (commencement of operations) to March 31, 2004 were audited by other auditors whose report dated May 11, 2004 expressed an unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Hedged Opportunity Fund as of September 30, 2005, and the results of its operations, changes in net assets, cash flows, and financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

November 29, 2005

KPMG LLP, a U.S. limited liability partnership, is the U.S.

Member firm of KPMG International, a Swiss cooperative.

ADVISORY HEDGED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2005

SHARES	SECURITY DESCRIPTION	COST BASIS	VALUE	PERCENT OF NET ASSETS	LIQUIDITY	PURCHASE DATE
	INVESTMENTS IN INVESTMENT VEHICLES*^
	CONVERTIBLE ARBITRAGE
421	Nisswa Fund, Ltd., Class A, Series 1	$440,731	$394,267	1.50%	Monthly	10/1/03
70	Nisswa Fund, Ltd., Class A, Series 16	75,074	65,389	0.25%	Monthly	2/1/04
71	Nisswa Fund, Ltd., Class A, Series 17	75,371	66,437	0.25%	Monthly	3/1/04
139	Nisswa Fund, Ltd., Class A, Series 19	149,688	129,185	0.49%	Monthly	6/1/04

		740,864	655,278	2.49%

	EVENT DRIVEN
1,038	Palmetto Fund, Ltd., Class A Series 11	1,037,500	1,011,712	3.86%	Quarterly	10/1/03
400	Palmetto Fund, Ltd., Class A Series 25	400,000	374,574	1.43%	Quarterly	10/1/04
39	Palmetto Fund, Ltd., Class A Series 30	39,355	37,356	0.14%	Quarterly	1/1/05

		1,476,855	1,423,642	5.43%

	FIXED INCOME ARBITRAGE
1,075	Arx Global High Yield Securities Overseas Fund, Ltd., Class A, Series 1	1,475,000	1,819,804	6.93%	Quarterly	10/1/03 - 11/1/04

	GLOBAL MACRO
12,784	Brevan Howard Fund, Ltd.	1,500,000	1,666,317	6.35%	Quarterly	9/1/04

	NON-U.S. LONG/SHORT
2,000	Enso Global Equities Fund, Ltd.	2,000,000	2,117,549	8.07%	Quarterly	4/1/05

	SECTOR
6,000	Atacama Fund, Ltd.	600,000	613,302	2.34%	Monthly	5/1/05

	U.S. LONG/SHORT
1,075	Stonebrook Offshore Partners Ltd., Class A, Series 1	1,500,000	1,563,108	5.96%	Quarterly	12/1/04
2,233	Trisun Offshore Fund, Ltd., Class A, Series 1	300,000	319,986	1.22%	Monthly	11/1/04

		1,800,000	1,883,094	7.18%

	TOTAL INVESTMENTS IN INVESTMENT VEHICLES	9,592,719	10,178,986	38.79%

	INVESTMENT IN INVESTMENT COMPANIES
2,360,500	Huntington Treasury Money Market IV Fund	2,360,500	2,360,500	9.00%

	TOTAL INVESTMENTS(a)	11,953,219	12,539,486	47.79%

	OTHER ASSETS IN EXCESS OF LIABILITIES		13,701,766	52.21%

	NET ASSETS		$26,241,252	100.00%

(a)	For Federal tax reporting purposes the cost basis of investments is $12,658,299. Net unrealized depreciation of investments for Federal tax purposes is as follows:

Unrealized appreciation	$705,079
Unrealized depreciation	(823,892)

Net unrealized depreciation	$(118,813)

*	Non-income producing investment.

^	All of the funds investments are reported at fair value and are considered to be illiquid because investments can only be redeemed according to the liquidity provision shown above. Additionally, investments may contain lock-up provision periods up to 18 months. See Footnote 6.

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005

Assets
Investments, at value (cost $11,953,219)	$12,539,486
Securities sold receivable	35,385,565
Due from Manager	373,913

Total assets	48,298,964

Liabilities
Income distributions payable	3,812,586
Cost of Shares Repurchased	17,749,594
Management fee payable	375,184
Administration fee payable	75,037
Accrued expenses	45,311

Total liabilities	22,057,712

Net assets	$26,241,252

Composition of net assets
Paid-in capital	$26,904,961
Distributions in excess of net investment income	(729,385)
Accumulated net realized loss	(520,591)
Net unrealized appreciation on investments	586,267

Net assets at the end of the year	$26,241,252

Net asset value per share (based on 2,624,966 shares outstanding)	$10.00

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2005

Investment Income
Interest	$5,999

Total income	5,999

Expenses
Management fees	240,691
Professional fees	137,138
Accounting fees	72,217
Administration fees	48,138
Custodial fees	9,000
Trustee fees	7,500

Total expenses	514,684

Reimbursement of expenses pursuant to expense limitation agreement	(197,064)
Liquidation professional fees paid by Manager	(50,000)

Net expenses	267,620

Net investment loss	(261,621)

Net change in unrealized depreciation on Investment Vehicles	(3,246,996)

Net realized gain on withdrawals of Investment Vehicles	5,360,083

Net increase in net assets resulting from operations	$1,851,466

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2005	Year Ended March 31, 2005
Increase (decrease) in net assets from operations
Net investment loss	$(261,621)	$(546,343)
Net realized gain on withdrawals of Investment Vehicles	5,360,083	20,039
Net change in unrealized depreciation/appreciation on Investment Vehicles	(3,246,996)	2,383,198

Net increase in net assets resulting from operations	1,851,466	1,856,894

Distributions to shareholders
From net investment income	(3,812,586)	(1,524,819)

Increase (decrease) in net assets from capital transactions
Proceeds from shares issued	1,830,843	14,138,499
Cost of shares repurchased	(18,104,133)	(26,863)
Dividends reinvested	—	1,524,819

Net increase (decrease) in net assets resulting from capital transactions	(16,273,290)	15,636,455

Net increase (decrease) in net assets	(18,234,410)	15,968,530
Net assets at beginning of period	44,475,662	28,507,132

Net assets at end of period	$26,241,252	$44,475,662

Shareholder transactions
Shares issued	175,774	1,364,560
Shares repurchased	(1,806,856)	(2,590)
Shares reinvested from distributions	—	147,039

Net increase (decrease) in shares outstanding	(1,631,082)	1,509,009

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

STATEMENT OF CASH FLOWS

	Six Months Ended September 30, 2005	Year Ended March 31, 2005
Cash flows from operating activities
Net increase in net assets resulting from operations	$1,851,466	$1,856,894
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of Investment Vehicles	(3,500,000)	(21,199,990)
Withdrawals of Investment Vehicles	37,998,161	9,389,232
Change in unrealized depreciation/appreciation on Investment Vehicles	3,246,996	(2,383,198)
Realized gain on withdrawals of Investment Vehicles	(5,360,083)	(20,039)
Increase in securities sold receivable	(35,385,565)	—
Increase in due from Manager	(42,044)	(183,819)
Decrease (Increase) in other assets	269,266	(269,070)
Increase in management fee payable	131,099	79,573
Increase in administration fee payable	26,220	15,914
Increase in repurchase proceeds payable	17,749,594	—
Increase in dividend payable	3,812,586	—
(Decrease) Increase in accrued expenses	(96,731)	68,878

Net cash provided by (used in) operating activities	20,700,965	(12,645,625)

Cash flows from financing activities
Proceeds from shares issued	1,830,843	14,138,499
Cost of shares repurchased	(18,104,133)	(26,863)
Distributions to shareholders from net investment income	(3,812,586)	—

Net cash provided by (used in) financing activities	(20,085,876)	14,111,636

Net increase in cash	615,089	1,466,011
Cash and cash equivalents beginning of period	1,745,411	279,400

Cash and cash equivalents end of period	$2,360,500	$1,745,411

Supplemental disclosure of non-cash financing activities
Dividends reinvested	$—	$1,524,819

See accompanying notes.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

1. Organization

Advisory Hedged Opportunity Fund (the “Fund”), was organized as a Delaware statutory trust on January 27, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund is non-diversified, which means that under the 1940 Act, the Fund is not limited in the amount of assets it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”), so that it can qualify as a regulated investment company for federal tax purposes. The Fund’s shares are also registered under the Securities Act of 1933, as amended (“1933 Act”), but are subject to substantial limits on transferability and resale.

The Fund’s investment objective is to seek to achieve, over a market cycle, attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in investment vehicles (“Investment Vehicles”) managed by various money managers (“Money Managers”).

The Fund is a “fund of funds” that provides a means for investors in the Fund (the “Shareholders,” each a “Shareholder”) to participate in investments in private hedge funds by providing a single portfolio comprised of underlying hedge funds. The use of a “fund of funds” structure is intended to afford Shareholders the ability to: (i) invest in a multi-manager investment portfolio that would seek attractive risk-adjusted returns over an extended period of time; (ii) invest with various money managers with different investment styles and philosophies; (iii) invest in an investment portfolio that is designed to attempt to reduce risk by investing with money managers who are expected to have low volatility and low correlation to each other; and (iv) invest with money managers who have consistent past performance records.

The Fund’s operations are managed under the discretion and oversight of the Board of Trustees (the “Board”).

On August 24, 2005, the Board determined that it was advisable and in the best interests of the Fund and Shareholders to liquidate and dissolve the Fund and adopted a plan of liquidation for the Fund.

On February 1, 2005, American Express Company, the parent company of the Fund’s then-current investment manager, American Express Financial Corporation, announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation. In connection with the spin-off, American Express Company’s senior management made the decision to move the investment team for the Fund from American Express Financial Corporation to American Express Bank, a subsidiary of American Express Company. As a result, post spin-off, the investment team would no longer be associated with the Fund. The impact of this change to the Fund was evaluated by management and the Board. As a result of this development, as of June 1, 2005, the Fund suspended sales of Fund shares. In addition, management and the Board explored several possible options to address this development, including, but not limited to, the hiring of a new third-party investment adviser to manage the Fund, merging the Fund into another investment company, or liquidating the Fund and distributing proceeds to Shareholders. While the hiring of a third-party manager and/or merging the Fund into another investment company were extensively explored by management and the Board as well as with several third-party providers, due to, among other things, the unique nature and structure of the Fund and its assets, as well as its relatively low level of assets, it was determined that none of these alternatives were ultimately feasible. As a result, the plan of liquidation was adopted on August 24, 2005. In this regard, American Express Financial Corporation (re-named Ameriprise Financial, Inc. as noted below) agreed to voluntarily bear all of the costs and expenses associated with the Fund’s liquidation.

Effective August 1, 2005, American Express Financial Corporation and several of its companies changed their names in anticipation of their separation from American Express Company. American Express Financial Corporation, which provided investment management services for the Fund, became Ameriprise Financial, Inc. (“Ameriprise Financial”), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which was the distributor of the Fund, became Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial and American Express Company are independent companies, with separate public ownership, boards of directors and management.

On September 12, 2005, due to the re-organization of Ameriprise Financial as a result of its spin-off from American Express Company (as noted above) as well as the anticipated de-registration of Ameriprise Financial as a registered investment adviser, the Board approved an interim management services agreement (with a term of 150 days) between the Fund and RiverSource Investments LLC (“Manager”), a subsidiary of Ameriprise Financial succeeding to the advisory business of Ameriprise Financial (“Interim Management Agreement”), and terminated the existing management agreement between the Fund and Ameriprise Financial. Under the terms of the Interim Management Agreement, the Manager has agreed to manage the Fund with the goal of liquidating its assets as soon as is reasonably practicable and will receive no management fees or other compensation for its management services to the Fund. At the same, the Board approved amendments to the current Administrative Services Agreement between the Fund and Ameriprise Financial pursuant to which Ameriprise will receive no

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

SEPTEMBER 30, 2005

fees or other compensation for its administrative services to the Fund. In addition, on September 12, 2005, the Board formally terminated the Distribution Agreement between the Fund and Ameriprise Financial Services, Inc. as the Fund previously ceased offering new shares, thereby eliminating the need for the distribution-related services provided for by that agreement and eliminating the possibility that any compensation for such services would be generated.

The spin-off of Ameriprise Financial from American Express Company was completed at the end of the third calendar quarter of 2005.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Valuation of Investments

The Fund computes its net asset value as of the last business day of each month. In determining its net asset value, the Fund will value its Investment Vehicles as of such month-end. Investment Vehicles are ordinarily valued at the valuations provided by the investment managers of such Investment Vehicles or the administrators of those Investment Vehicles. The Fund’s investments in Investment Vehicles are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The net asset value per share is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Expenses of the Fund, including the Manager’s investment management and administrative fees, costs of any borrowings and other expenses are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

The Board has approved procedures to which the Fund will value its investments in Investment Vehicles at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle’s valuation policies and reported at the time of the Fund’s valuation. The fair value of the Fund’s interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Investments in money market funds are valued using net asset value of the underlying fund. The fund considers such investments to constitute cash equivalents.

Income Recognition and Expenses

Interest income is recorded on the accrual basis. The change in an Investment Vehicle’s net asset value is included in change in unrealized appreciation on the statement of operations. Realized gains and losses on withdrawals from Investment Vehicles are determined on the identified cost basis.

The Investment Vehicles in which the Fund invests do not regularly distribute income and realized gains from the underlying investment activity. Such undistributed amounts are captured in the value of the investment vehicles in the form of unrealized appreciation.

The Fund bears all expenses incurred in business, including, but not limited to, the following: all costs and expenses related to the investment transactions and positions for the Fund’s account; accounting and audit fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

Per the plan of liquidation adopted on August 24, 2005, the Manager will bear all expense associated with the liquidation of the Fund.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually. The Fund declared a dividend to each Shareholder of record as of September 22, 2005 based on undistributed gain and income through September 30, 2005 with payment occurring on October 31, 2005. The dividend rate per share was 0.8669.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

SEPTEMBER 30, 2005

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid for the six month period ended September 30, 2005 and the fiscal year ended March 31, 2005 was ordinary income and was $3,812,586 and $1,524,819, respectively.

As of September 30, 2005 an approximation of the components of the accumulated earnings/(deficit) on a tax basis were as follows*:

Undistributed ordinary income	Distributions payable	Accumulated capital loss	Unrealized appreciation/ depreciation	Total accumulated earnings/ (deficit)
$3,827,635	$(3,812,586)	$(559,946)	$(118,813)	$(663,710)

As of September 30, 2005 the Fund had the following net capital loss carryforward to offset future net capital gains, if any:

Amount*	Expires
$(240,869)	2012
$(319,077)	2013

*	These amounts are based on September 30, 2005 balances and may change because the Fund’s tax year end is October 31, 2005.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, distributions in excess of net investment income has been increased by $5,781,473 and accumulated net realized loss has been decreased by $5,781,473.

3. Fees and Other Transactions with Affiliated Parties

Pursuant to an Investment Management Agreement, effective until September 11, 2005, as compensation for services provided by Ameriprise Financial, Inc. (formerly American Express Financial Corporation) (the “Manager”), the Fund paid the Manager a monthly fee computed at an annual rate of 1.25% of the Fund’s aggregate value of outstanding shares determined as of the last day of each month, payable in arrears (before any repurchase of shares on the date of calculation). For the six months ended September 30, 2005, such fee totaled $240,691, of which $375,184 was payable at September 30, 2005. On September 12, 2005, due to the re-organization of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) as a result of its spin-off from American Express Company, as well as the anticipated de-registration of Ameriprise Financial Inc. as a registered investment adviser, the Board approved an interim management agreement (with a term of 150 days) between the Fund and RiverSource Investments LLC (“Manager”), a subsidiary of Ameriprise Financial, Inc. succeeding to the advisory business of Ameriprise Financial, Inc. (“Interim Management Agreement”), and terminated the existing management agreement between the Fund and Ameriprise Financial, Inc., effective as of September 12, 2005. Under the terms of the Interim Management Agreement, as of September 1, 2005, the Manager receives no management fees or other compensation for its management services to the Fund.

Pursuant to the terms of an administration agreement (the “Administration Agreement”), effective until September 11, 2005, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) (the “Manager”) received an administration fee computed at an annual rate of 0.25% of the Fund’s aggregate value of outstanding shares determined as of the last day of each month, payable in arrears (before any repurchase of shares on the date of calculation). For the six months ended September 30, 2005, such fee totaled $48,138, of which

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

SEPTEMBER 30, 2005

$75,037 was payable at September 30, 2005. On September 12, 2005, the Board approved amendments to the current Administrative Services Agreement between the Fund and Ameriprise Financial, Inc. (formerly American Express Financial Corporation). Under the terms of the amended Administrative Services Agreement, as of September 1, 2005, Ameriprise Financial, Inc. will receive no fees or other compensation for its administrative services to the Fund.

Pursuant to an expense limitation agreement, the Manager has agreed to reimburse investment management and administration fees and/or reimburse the Fund’s other expenses (other than extraordinary or non-recurring expenses) to the extent necessary for the Fund’s annualized expenses to not exceed 1.50% for the period ending on July 31, 2006. For the six months ended September 30, 2005, such reimbursement totaled $197,064, of which $373,913 was a receivable at September 30, 2005.

Each member of the Board of Trustees (“Trustees”) who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual retainer of $10,000 plus a per meeting fee of $1,250. Any Trustee who is an “interested person” does not receive any annual or other fee from the Fund. All independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

Pursuant to a Distribution Agreement with the Fund, effective until September 11, 2005, Ameriprise Financial Services, Inc. (the “Distributor”) acted as the distributor of the Fund’s shares until the Fund suspended sales of new Fund shares as of June 1, 2005. The Distributor is an affiliate of the Manager. On September 12, 2005, the Board formally terminated the Distribution Agreement between the Fund and Ameriprise Financial Services, Inc. as the Fund previously ceased offering new shares, thereby eliminating the need for the distribution-related services provided for by that agreement and eliminating the possibility that any compensation for such services would be generated.

Pursuant to a custodial agreement with the Fund, the Huntington National Bank (the “Custodian”) serves as the custodian of the Fund’s assets and provides custodial services to the Fund. From April 1, 2004 through January 31, 2005, American Express Trust Company, a wholly-owned subsidiary of Ameriprise Financial, Inc., served as the custodian of the Fund’s assets and provided custodial services to the Fund.

Pursuant to a sub-administration agreement with the Fund, BISYS Fund Services Ohio, Inc. (the “Administrator”) serves as the sub-administrator of the Fund subject to the oversight of the Manager.

4. Purchases and Sales of Securities

For the six months ended September 30, 2005, the Fund had purchases of Investment Vehicles (other than short-term investments) of $3,500,000 and proceeds from withdrawals of $37,998,161.

5. Capital Stock

The Fund is authorized to issue an unlimited number of Shares. There were 2,624,966 shares outstanding as of September 30, 2005, 100% of which was owned by IDS Life Insurance Company, an affiliate of the Manager. For the six months ended September 30, 2005, the Fund repurchased 1,806,856 shares of common stock.

Prior to June 1, 2005, shares were offered and could be purchased on a monthly basis, or at such times as were determined by the Board based on the net asset value per share of the Fund. Shares were being offered only to qualified investors that met all requirements to invest in the Fund. The Fund’s shares are not listed for trading on a securities exchange. As of June 1, 2005, the Fund suspended sales of new shares of the Fund.

The Fund from time to time may offer to repurchase outstanding shares based on the Fund’s net asset value per share pursuant to written requests from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding shares. As of June 1, 2005, the Fund suspended sales of new shares. On August 24, 2005, the Board approved a plan of liquidation for the Fund.

In contemplation of the liquidation and dissolution of the Fund, the Fund offered to repurchase up to 40% of the Fund’s shares as of September 30, 2005. The repurchase offer was designed to permit all Shareholders, other than an affiliate of the Fund (which determined not to tender its shares) to quickly receive cash in exchange for the tender of their Shares. All Shareholders, other than the affiliate of the Fund,

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

SEPTEMBER 30, 2005

tendered their shares in connection with this repurchase offer, all of which were accepted for repurchase by the Fund. The Fund did not charge a fee for shares repurchased one year following the date of the Shareholder’s initial purchase date. Previously, the Fund offered to repurchase 10% of its shares as of June 30, 2005, with seven Shareholders tendering shares, all of which were accepted by the Fund for repurchase. An early repurchase fee (payable to the fund) equal to 1% of the value of the shares repurchased by the Fund will apply if the applicable repurchase valuation date is within one year following the date of a Shareholder’s initial investment in the Fund. If applicable, the early repurchase fee will be deducted from the proceeds of the repurchase payment. There were no such fees charged for shares repurchased as of June 30.

6. Investments in Investment Vehicles

At September 30, 2005, the Fund had investments in Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/general partners in the form of management fees ranging from 1% to 2% annually of net assets and performance fees/allocations ranging from 15% to 20% of net profits earned. The Investment Vehicles provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to eighteen months from initial investment. Liquidity provisions related to each Investment Vehicle are included on the schedule of investments.

7. Financial Instruments with Off-Balance Sheet Risk and Indemnification

In the normal course of business, the Investment Vehicles in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default, and total return equity swaps contracts. The Fund’s risk of loss in these Investment Vehicles is limited to the value of these investments reported by the Fund.

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ADVISORY HEDGED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

SEPTEMBER 30, 2005

8. Financial Highlights

The following represents the per share operating performance of the Fund, ratios to average net assets and total return information:

	For the Six Months Ended September 30, 2005	Year Ended March 31, 2005	October 1, 2003 to March 31, 2004(a)
Per share operating performance
Beginning net asset value	$10.45	$10.38	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.13)	(0.08)
Net realized and unrealized gain on investments	0.48	0.59	0.57

Total income from investment operations	0.42	0.46	0.49
Net investment income distribution	(0.87)	(0.39)	(0.11)

Net increase (decrease) in net asset value	(0.45)	0.07	0.38

Ending net asset value	$10.00	$10.45	$10.38

Total return	3.99%[2]	4.55%	4.95%[2]

Ratios / Supplemental Data
Net assets, end of period	$26,241,252	$44,475,662	$28,507,132
Ratios to average net assets:
Net investment loss	1.14%[3]	1.47%	1.49%[3]
Total expenses	2.24%[3]	2.93%	2.63%[3]
Net expenses	1.17%[3]	1.50%	1.50%[3]
Portfolio turnover	8.72%[2]	26.44%	0.00%

(a)	Period from commencement of operations
[1]	Per share net investment loss has been calculated using the monthly average shares method.
[2]	Not annualized.
[3]	Annualized

ADVISORY HEDGED OPPORTUNITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2005

Board Members and Officers

The Fund’s operations are managed under the direction and oversight of the Board of Trustees. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The Fund’s Statement of Additional Information includes additional information about the Fund’s trustees and is available without charge upon request by calling 800-390-1560 or by writing to Advisory Hedged Opportunity Fund at 50210 Ameriprise Financial Center Minneapolis, MN 55474.

Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders on May 25, 2005 at 10 a.m. Central Time at AXP Financial Center, 200 7th Street South, Minneapolis, MN 55474. Fund Shareholders elected Mr. William T. Brown, Ms. Mary K. Stern and Ms. Paula R. Meyer as Trustees of the Fund. Mr. William F. “Ted” Truscott, former Chairman of the Board of Trustees (“Board”), decided to resign upon the election of his replacement at the meeting. The Board unanimously appointed Ms. Meyer as the successor of Mr. Truscott as Chairman of the Board.

A total of 3,291,028.77 Fund shares were present at the meeting, constituting a quorum of 78.71%. The results of the meeting were as follows:

Election of Trustees

	For	% of outstanding	% of voted	Withhold	% of outstanding	% of voted
William T. Brown	3,038,587.10	72.67%	92.33%	25,531.55	0.61%	0.78%
Mary K. Stern	3,038,587.10	72.67%	92.33%	25,531.55	0.61%	0.78%
Paula R. Meyer	3,105,017.43	74.26%	94.35%	25,531.55	0.61%	0.78%

Approval of Investment Management Services Agreement and Administrative Services Agreement; Termination of Distribution Agreement [this section will be subject to particular review by Ameriprise, the Board of Trustees and Independent Counsel]

On September 12, 2005, due to the re-organization of American Express Financial Corporation (re-named Ameriprise Financial, Inc. as of August 1, 2005) as a result of its spin-off from American Express Company as of September 30, 2005, as well as the anticipated de-registration of Ameriprise Financial, Inc. as a registered investment adviser, the Board approved an interim management services agreement (with a term of 150 days) between the Fund and RiverSource Investments LLC (“RiverSource”), a subsidiary of Ameriprise Financial, Inc. (“Interim Management Agreement”) succeeding to the advisory business of Ameriprise Financial, Inc. and terminated the existing management agreement between the Fund and Ameriprise Financial, Inc. RiverSource is a wholly owned subsidiary of Ameriprise Financial, Inc., which previously served as the investment manager of the Fund.

In connection with its consideration of the Interim Management Agreement, the Board focused on the areas most relevant to such review in light of the fact that the Fund was in the process of being liquidated and the fact that RiverSource and its affiliates will not receive any fees or other compensation for providing management or other services to the Fund. The Board approved the Interim Agreement based on its consideration of various factors, including, among others: (1) the nature, extent and quality of the advisory services to be provided; (2) the investment performance of the Fund and RiverSource; (3) the costs of services to be provided and level of profitability to be realized by RiverSource and its affiliates from their relationship with the Fund; and (4) benefits to RiverSource and its affiliates from their relationship with the Fund. In response to a specific request by the Independent Trustees, RiverSource provided detailed information concerning the foregoing factors, among other information. The Board also evaluated comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. Due to the fact that the Fund is in the process of being liquidated in accordance with a plan of liquidation adopted by the Board on August 24, 2005, as well as the fact that RiverSource and its affiliates will not receive any fees or other compensation from the Fund under the Interim Management Agreement or any other agreements or arrangements with the Fund, the Board did not consider the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of Shareholders as relevant factors in evaluating the Interim Management Agreement. [In addition, the Interim Management Agreement was approved in accordance with Rule 15a-4 under the Investment Company Act of 1940, which provides a temporary exemption for fund management agreements that have not been approved by shareholders.]

ADVISORY HEDGED OPPORTUNITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2005

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees.

•	The nature, extent and quality of the advisory services provided. The Board reviewed RiverSource’s experience and performance in providing investment advisory services to other funds and clients, as well as its reputation and financial condition, noting that RiverSource currently manages the Ameriprise Mutual Funds, a large family of registered investment companies. The Board further considered the fact that RiverSource would provide investment advice in accordance with purposes of liquidating the assets of the Fund as soon as reasonably practicable and therefore would not be required to provide ongoing advice relating to investments in hedge funds, other than with regard to their orderly liquidation and the investment of the cash proceeds received from such hedge funds prior to distribution of such proceeds to Shareholders. In this regard, the Board noted that the term of the Interim Management Agreement was 150 days and if extension of such period was considered necessary in order to complete the liquidation, shareholder approval would be required. The Board also considered the experience of the investment personnel that will remain with the Fund through December 31, 2005, and will continue to monitor the portfolio during the liquidation phase. Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the services to be provided by RiverSource during the Fund’s liquidation phase as a result of RiverSource’s experience, personnel, operations and resources.

•	The investment performance of the Fund and RiverSource. While the Board reviewed the past investment performance of the Fund and determined that it has been competitive with comparable funds, the Board recognized the fact that the Fund would be managed with a view to liquidating its assets as soon as practicable. The Board reviewed RiverSource’s experience and performance in providing investment advisory services to other funds and determined that the Fund would likely benefit from its services.

•	The cost of advisory services provided and the level of profitability. The Board considered the costs of providing advisory services and the fact that pursuant to the terms of the Interim Management Agreement, RiverSource will receive no compensation from the Fund for its services. Further, the Board noted that Ameriprise Financial, Inc., an affiliate of RiverSource (and former investment manager of the Fund), would not receive any compensation under the amended Administrative Services Agreement (discussed below). In addition, the Board noted that Ameriprise Financial, Inc. had previously agreed to limit Fund expenses pursuant to an Expense Limitation Agreement with the Fund. As a result, RiverSource and Ameriprise Financial, Inc. would not only not profit from their relationships with the Fund, each entity would incur substantial losses in connection with their provision of services under the proposed Agreements. However, the Board noted that according to information provided RiverSource (and Ameriprise Financial, Inc.), each are sufficiently capitalized to provide these services to the Fund. The Board also reviewed the comparable management and other fee information provided relating to several comparable funds, and noted that due to the fact that the RiverSource would receive no management fee from the Fund, its management fee and other expenses would necessarily be one of the lowest among comparable funds.

•	Benefits to RiverSource and its affiliates from relationships with Fund. As noted above, the Board concluded that neither RiverSource (as investment manager to the Fund) nor Ameriprise Financial, Inc. (as administrator to the Fund) would receive any compensation or any other benefits from its relationships with the Fund. The Board further considered the fact that Ameriprise Financial, Inc. would still be required to pay a sub-administrative fee to BISYS Fund Services, Ohio, Inc. (“BISYS”) under the sub-administration agreement with BISYS, with such fee paid directly by Ameriprise Financial, Inc. and not by the Fund.

In addition, on September 12, 2005, the Board approved amendments to the current Administrative Services Agreement between the Fund and Ameriprise Financial, Inc. which, as noted above, provide that Ameriprise will receive no fees or other compensation for its administrative services to the Fund. At the same time, the Board formally terminated the Distribution Agreement between the Fund and Ameriprise Financial Services, Inc. as the Fund had ceased offering new shares, thereby eliminating the need for the distribution-related services provided for by that contract and eliminating the possibility that any compensation for such services would be generated.

ADVISORY HEDGED OPPORTUNITY FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2005

Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-390-1560 and (ii) on the Securities Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-390-1560 and (ii) on the Securities Exchange Commission’s website at http://www.sec.gov.

Further, the Fund began filing its complete schedule of portfolio holdings with the Securities Exchange Commission for the Fund’s first and third quarters of each fiscal year on Form N-Q, starting with the quarter ending December 31, 2004. The Fund’s Forms N-Q are available on the Securities Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Securities Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY HEDGED OPPORTUNITY FUND

FOR MORE INFORMATION

SEPTEMBER 30, 2005

Advisory Hedged Opportunity Fund

50210 Ameriprise Financial Center

Minneapolis, MN 55474

Investment Advisor

RiverSource Investments LLC

200 Ameriprise Financial Center

Minneapolis, MN 55474

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43216

To obtain information:

By telephone:

Call 800-390-1560

By mail, write to:

Advisory Hedged Opportunity Fund

50210 Ameriprise Financial Center

Minneapolis, MN 55474

Item 2.	Code of Ethics.

Not applicable .

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased		(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
April 1, 2005 through April 30, 2005	$		N/A	N/A	N/A
May 1, 2005 through May 31, 2005		$—	N/A	N/A	N/A
June 1, 2005 through June 30, 2005		$354,539	$10.53	33,669	443,182
July 1, 2005 through July 31, 2005		$—	N/A	N/A	N/A
August 1, 2005 through August 31, 2005		$—	N/A	N/A	N/A
September 1, 2005 through September 30, 2005		$17,749,594	$10.01	1,773,186	1,773,186
Total		$18,104,133	$10.02	1,806,855	2,216,368

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisory Hedged Opportunity Fund

By (Signature and Title)	/s/ WILLIAM F. TRUSCOTT
William F. Truscott
President

Date 12/9/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ WILLIAM F. TRUSCOTT
William F. Truscott
President

Date 12/9/05

By (Signature and Title)	/s/ JOSEPH KREKELBERG
Joseph Krekelberg
Treasurer

Date 12/9/05